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                                                                EXHIBIT 10.17.2



                       AMENDMENT NO. 1 TO LOAN AGREEMENT
                        (STRATEGIC TIMBER PARTNERS, LP)


         THIS AMENDMENT NO. 1 TO LOAN AGREEMENT dated as of April 22, 1999 ("Amendment"), is entered into by and among STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership (the "Borrower"), as the borrower, the LENDERS party to the Loan Agreement (as defined below), and ABN AMRO BANK N.V., not in its individual capacity but solely in its capacity as the agent on behalf of the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Lenders and the Agent have entered into that Loan Agreement dated as of April 27, 1998 (the "Loan Agreement"), pursuant to which the Lenders have extended and have agreed to extend and make available to the Borrower certain advances of credit in accordance with their respective Commitments and upon the terms and conditions set forth in the Loan Agreement and other Loan Documents.

         B. The Borrower desires to amend the Loan Agreement as provided below and the Lenders are willing to so amend the Loan Agreement, on the terms and conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         SECTION 2. AMENDMENTS. Effective as of the Effective Date (as defined below), and subject to the terms of and conditions precedent to the effectiveness of this Amendment, the Loan Agreement is amended as follows:

                    1.1  The definition of "Borrowing Base" set forth in
Section 1.1 of the Loan Agreement is deleted in its entirety and is replaced with the following:

                    "Borrowing Base" means, as calculated for the Borrower as of any date of determination, an amount equal to the sum of (a) an amount equal to eighty percent (80.0%) of the contract price for all Timber sold forward under Eligible Timber Agreements (calculated on the basis of the applicable floor or minimum price over the remaining term of such Eligible Timber Agreements), whether title to such underlying Timber transfers immediately, as under a timber deed, or at the time such Timber is harvested, plus (b) an amount equal to sixty-one and two-tenths percent (61.2%) of the Value of Merchantable Timber. The Borrowing Base advance rate percentage applicable under clause (b), above, shall be reduced automatically to fifty-eight percent (58.0%)
         on May 31, 1999 and thereafter shall be reduced incrementally and automatically by two percent (2.0%) on each succeeding anniversary of the Closing Date (i.e., to 56% on the second anniversary of the
         Closing Date, 54% on the third anniversary, and so on).
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                  1.2    Section 2.8 of the Loan Agreement is amended by
inserting at the end thereof, after the words "together with all accrued and unpaid interest thereon", the following parenthetical:

                  (provided, however, that notwithstanding anything to the contrary contained in this SECTION 2.8, the mandatory prepayment, if any, required by this SECTION 2.8 in connection with any Over Advance arising or occurring on May 31, 1999 as a result of the scheduled reduction to fifty-eight percent (58.0%) of the Borrowing Base advance rate percentage applicable to the Value of Merchantable Timber shall be payable by June 9, 1999 and failure to make payment in full of such Over Advance by June 9, 1999 shall be an Event of Default under SECTION 10.1(A)).

         SECTION 3.      LIMITATIONS ON AMENDMENTS.

                  (A) The amendments set forth in SECTION 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any other amendment, waiver or modification of any other term or condition of any Loan Document, or
(ii) otherwise prejudice any right or remedy which the Lenders or the Agent may now have or may have in the future under or in connection with any Loan Document.

                  (B) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 4. REAFFIRMATION AND ACKNOWLEDGEMENT. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party and ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to the Collateral Documents to the Agent, for itself and on behalf of the Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remain collateral for the Obligations from and after the date hereof.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Lender and the Agent as follows:

                  (A) Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

                  (B) The Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                  (C) The execution and delivery by the Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this



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Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary partnership action on the part of the Borrower;

                  (D) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting the Borrower, (ii) the Borrower Partnership Agreement,
(iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Borrower, or
(iv) any contractual restriction with a Person other than an Affiliate binding on the Borrower;

                  (E) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrower, except as already has been obtained or made; and

                  (F) This Amendment has been duly executed and delivered by the Borrower and is the binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 7. EFFECTIVENESS. This Amendment shall be deemed effective on the date (the "Effective Date") upon which is satisfied the final of the following conditions precedent (provided that all such conditions shall be satisfied prior to 5:00 p.m., Chicago, Illinois time, April 29, 1999):

                  (A) The Borrower, the Lenders and the Agent shall have duly executed and delivered this Amendment to the Agent.

                  (B) The Borrower shall have paid to the Agent, for the benefit of the Lenders, an amendment fee of $232,500 by wire transfer or otherwise in immediately available funds (which represents 0.15% of the Aggregate Commitment).

         SECTION 8.      RELEASE AND WAIVER.

                  (A) The Borrower hereby acknowledges and agrees that: (a) it has no claim, right or cause of action of any kind against any Lender or the Agent or any parent, subsidiary or affiliate of any Lender or any of such Lender's or the Agent's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Lenders and the Agent being, collectively, the "Lender Agents") in connection with the Loan Agreement and the



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other Loan Documents, the Loans advanced or the transactions contemplated therein; (b) it has no offset or defense of any kind against any of its respective obligations, indebtedness or contracts in favor of the Lenders or the Agent; and (c) it recognizes that each of the Lenders and the Agent has heretofore properly performed and satisfied in a timely manner all of its respective obligations to and contracts with the Borrower.

                  (B) Although each of the Lenders and the Agent regards its respective conduct as proper and does not believe the Borrower to have any claim, right, cause of action, offset or defense against such Lender or the Agent or any Lender Agent in connection with the Loan Agreement or any of the other Loan Documents, the Loans advanced or the transactions contemplated therein, each Lender and the Agent wishes and the Borrower agrees to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters could impair or otherwise affect any rights, interests, contracts or remedies of the Lenders or the Agent. Therefore, the Borrower unconditionally, freely, voluntarily and after consultation with counsel, releases, waives and forever discharges (i) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind of any Lender or the Agent or of any Lender Agent to the Borrower except the obligations remaining to be respectively performed by the Lenders or the Agent as expressly stated in the Loan Agreement, this Agreement and the other Loan Documents; (ii) any legal, equitable or other obligations or duties, whether known or unknown, of any Lender, the Agent or any Lender Agent to the Borrower (and any rights of the Borrower against any Lender, the Agent, or any Lender Agent) besides those expressly stated in the Loan Agreement, this Agreement and the other Loan Documents; (iii) any and all claims under any oral or implied agreement, obligation or understanding with any Lender, the Agent or any Lender Agent, whether known or unknown, which is different from or in addition to the express terms of the Loan Agreement, this Agreement or any of the other Loan Documents; and (iv) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrower might otherwise have against any Lender, the Agent or any Lender Agent on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, right, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the execution and delivery of this Agreement or which could arise concurrently with the effectiveness of this Agreement.

         SECTION 9. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed as of the date first written above.

THE BORROWER            STRATEGIC TIMBER PARTNERS, L.P., a Delaware limited
                        partnership

                          By:  STRATEGIC TIMBER OPERATING CO., a Delaware
                        corporation, its general partner



                        By:
                           ----------------------------------------------------
                        Printed Name:
                                     ------------------------------------------
                        Title:
                              -------------------------------------------------



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THE LENDERS                   ABN AMRO BANK N.V.



                              By:
                                 ----------------------------------------------
                              Printed Name: Leif H. Olsson
                              Title: Senior Vice President


                              By:
                                 ----------------------------------------------
                              Printed Name: Wayne Rancourt
                              Title: Vice President


                              NATIONSBANK, N.A.



                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              AMSOUTH BANK



                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              THE BANK OF NOVA SCOTIA



                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              SOCIETE GENERALE



                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------


                              SOUTH TRUST BANK, N.A.



                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------





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                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                 ----------------------------------------------
                              Printed Name:
                                           ------------------------------------
                              Title:
                                    -------------------------------------------



THE AGENT                     ABN AMRO BANK N.V., as Agent

                              By:
                                 ----------------------------------------------
                              Printed Name: Leif H. Olsson
                              Title: Senior Vice President

                              By:
                                 ----------------------------------------------
                              Printed Name: Wayne Rancourt
                              Title: Vice President



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